Exhibit 23.8


                              ACCOUNTANTS' CONSENT


         We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-3 filed pursuant to the Securities Act of 1933, as amended, of MeriStar Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


New York, New York                                        /s/ Wertheim & Company
October 27, 1998



771092.1